UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 30, 2005
                        (Date of earliest event reported)


                              ENHANCE BIOTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      000-31653                 95-4766094
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                  631 United Drive Suite 200, Durham, NC 27713
               (Address of principal executive offices) (Zip code)


                                 (919) 806-1806
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountants

(a)(2) On September 30, 2005, the Registrant retained Stark, Winter, Schenkein & Co. LLP as its principal registered independent certifying accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Enhance Biotech, Inc.
                                             (Registrant)


                                             /s/ Phillip Wise
                                             -----------------------------------
                                             Phillip Wise
                                             Chief Financial Officer
September 30, 2005